Exhibit 10.17


                         AMENDMENT NO. 1 TO CONVERTIBLE
                       PROMISSORY NOTE PURCHASE AGREEMENT


     This Amendment No. 1, dated as of January 19, 1996, is entered into by and among Metasyn, Inc., a Delaware corporation (the "Company"), and the purchasers listed on Exhibit A hereto (the "Purchasers"). Reference is hereby made to the Convertible Promissory Note Purchase Agreement (the "Agreement") dated as of May 26, 1995 by and among the Company and the Purchasers. Capitalized terms used in this Amendment that are not defined herein shall have the same meanings in the Agreement.

     WHEREAS, the Purchasers desire to surrender the Company's convertible promissory notes issued in May 1995 having an aggregate value of $1,500,000.00 (the "May Notes") and promissory notes issued in November and December 1995 having an aggregate value of $1,200,000.00 (the "Bridge Notes") and pay an additional $300,000.00 in exchange for new promissory notes (the "Notes") convertible into shares of the Company's Series C Convertible Preferred Stock, $0.01 par value per share ("Series C Preferred Stock"); and

     WHEREAS, the Company is willing to issue the Notes to the Purchasers in exchange for the surrender of the May Notes and the Bridge Notes and the payment of an additional aggregate amount of $300,000; and

     WHEREAS, the Company and the Purchaser wish to effect such transaction by amending the Agreement pursuant to this Amendment No. 1.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in the Agreement, as amended hereby, the parties agree as follows:

     A. Amendment to Agreement. The Sections of and Exhibits and Schedules to the Agreement listed below are hereby amended as follows:

          1.2 Authorization of Shares. The number "355,256" on the second line of Section 1.2 is hereby deleted and replaced with "2,071,164."

          1.3 Sale of Notes. The words "of up to $1,500,005.00" on the third line of Section 1.3 is hereby deleted and replaced with "of $3,000,000.00".

     2. The Closing. The date "May 26, 1995" on the third line of Section 2 is hereby deleted and replaced with "January 19, 1996."

     3.2 Capitalization. The number "8,000,000" on the third line of Section 3.2 is hereby deleted and replaced with "8,700,000", the number "2,163,736" on the fourth line thereof is hereby deleted and replaced with "2,345,721", the number "3,114,782" on the fourth line thereof is hereby deleted and replaced with

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"4,830,690" and the number "355,256" on the seventh line thereof is hereby deleted and replaced with "2,071,164".

     3.11 No Material Adverse Change. The date "March 31, 1994" on the first line of Section 3.11 is hereby deleted and replaced with "September 30, 1995".

     3.16 Investments in Other Persons. The words "Except as set forth in
Schedule 4," are hereby inserted on the first line of Section 3.16 in front of "The Company" and the "t" in the word "The" on the first line of Section 3.16 is hereby made lower case.

     3.22 Financial Statements. The date "February 28, 1995" on the third line of Section 3.22 is hereby deleted and replaced with "September 30, 1995", the words "eleven-month period" on the fourth line thereof if hereby deleted and replaced with "six-month period" and the date "March 31, 1994" on the fifth line thereof is hereby deleted and replaced with "March 31, 1995."

     3.23 Absence of Liabilities. The date "February 28, 1995" on the second line of Section 3.23 is hereby deleted and replaced with "September 30, 1995."

     4.4 Accredited Investor. The words "Schedule 4" on the first line of
Section 4.4 are hereby deleted and replaced with the words "Schedule 5."

     5.8 Payment of Legal Fees. The following new Section 5.8 shall be inserted after Section 5.7:

     5.8 Payment of Legal Fees. The Company shall have delivered to the Purchasers at Closing a check in an aggregate amount sufficient to reimburse the Purchasers for the legal fees, expenses and disbursements of counsel to the Purchasers pursuant to Section 14 hereof.

     9.1 Permitted Transfers. The words "or a Subchapter S corporation that is wholly-owned by such Purchaser" are hereby inserted after the words "(Exhibit
F))" on the fifth line of Section 9.1.

     12. Notices. The name "Peter Wirth, Esq." on the third and fourth lines of the second paragraph of Section 12 is hereby deleted and replaced with the name "William T. Whelan, Esq.", the name "Bruce E. Rogoff, Esq." on the third line of the third paragraph of Section 12 is hereby deleted and replaced with the name "Judith I. Jacobs, Esq." and the words "Glovsky & Popeo" on the third line thereof are hereby deleted and replaced with "Glovsky and Popeo, P.C.".

     14. Legal Expenses. The words "the reasonable" on the first and second lines of Section 14 are hereby deleted and replaced with "all reasonable" and the words", up to an aggregate maximum amount of $20,000" are hereby deleted in their entirety.


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          Exhibits. Exhibits A (List of Purchasers), B (Form of Convertible
     Promissory Note), C (Restated Certificate of Incorporation), D (Exceptions to Representations and Warranties), E (List of Stockholders), F (Amended and Restated Stockholders' Rights Agreement), G (Financial Information) and J (Form of Opinion of Palmer & Dodge) are hereby deleted in their entirety and replaced with Exhibits A, B, C, D, E, F, G and J hereto, respectively.

          Schedules. Schedule 4 (Non-accredited Investors) is hereby replaced with Schedule 4 (Investments in other Persons) hereto and old Schedule 4, hereby renumbered Schedule 5.

B. Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Purchasers that each of the representations and warranties set forth in Section 3 of the Agreement, as amended hereby, are true on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof.

C. Representations and Warranties to the Purchasers. Each of the Purchasers hereby severally represents and warrants to the Company that each of the representations and warranties set forth in Section 4 of the Agreement, as amended hereby, are true on and as of the date hereof with the same force and effect as though such representations and warranties had been made on and as of the date hereof.

D. No Other Amendments. There have been no other changes, modifications or alterations to the Agreement except as amended hereby.

E. Entire Agreement. The Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

F. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

G. Headings. The headings of the sections, subsections, and paragraphs of this Amendment have been added for convenience only and shall not be deemed to be a part of this Agreement.

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     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.


                                    METASYN, INC.


                                    By:      /s/ Michael D. Webb
                                          --------------------------
                                    Name:        Michael D. Webb
                                    Title:         President


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                      SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                 CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT


                                    ACCEL IV L.P.


                                    By:   Accel IV Associates L.P.,
                                          its General Partner

                                    By:          /s/ Luke Evnin
                                        ------------------------------
                                    Name:
                                    Title:       General Partner


                                    ACCEL INVESTORS '93 L.P.


                                    By:     /s/ G. Carter Sednaoui
                                        ------------------------------
                                    Name:
                                    Title:       General Partner


                                    ACCEL KEIRETSU L.P.


                                    By:   Accel Partners & Co., Inc.,
                                          its General Partner


                                    By:     /s/ G. Carter Sednaoui
                                        ------------------------------
                                    Name:
                                    Title:       General Partner


                                    ELLMORE C. PATTERSON PARTNERS


                                     By:    /s/ Arthur C. Patterson
                                        ------------------------------
                                     Name:
                                     Title:       General Partner


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




                      SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                 CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT


                                     PROSPER PARTNERS


                                      By:  /s/ G. Carter Sednaoui
                                        ------------------------------
                                     Name:
                                     Title:       Attorney-in-Fact


                                     BESSEMER VENTURE PARTNERS III L.P.


                                     By:   Deer III & Co.,
                                           General Partner


                                     By:     /s/ Robert H. Buescher
                                        ------------------------------
                                     Name:       Robert H. Buescher
                                     Title:       General Partner


                                     BVP III SPECIAL SITUATIONS L.P.


                                     By:   Deer III & Co.,
                                           General Partner


                                     By:          /s/ Robert H. Buescher
                                        ------------------------------
                                     Name:        Robert H. Buescher
                                     Title:       General Partner




                                                      *
                                       ------------------------------
                                                David J. Cowan


                                                      *
                                       ------------------------------
                                             C. Samantha Chen


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



                      SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                 CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT


                                                      *
                                       ------------------------------
                                              Rodney A. Cohen


                                                      *
                                        ------------------------------
                                              Richard R. Davis


                                                      *
                                        ------------------------------
                                               Adam P. Godfrey

                                                       *
                                        ------------------------------
                                             Robert D. Lindsay

                                                       *
                                        ------------------------------
                                             Belisarius Corporation

                                                       *
                                        ------------------------------
                                                Ward W. Woods, Jr.


                                                       *
                                       ------------------------------
                                              G. Felda Hardymon


                                                       *
                                        ------------------------------
                                             Christopher Gabrieli


                                                        *
                                        ------------------------------
                                           Gabrieli Family Foundation


                                                        *
                                        ------------------------------
                                              Diane N. McPartlin


                                                        *
                                         ------------------------------
                                              Gautum A. Prakash

                                                                       *

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

                                                         *
                                        ------------------------------
                                                 Robi L. Soni


                                                         *
                                        ------------------------------
                                             Robert J. S. Roriston


                                                         *
                                        ------------------------------
                                            Russell D. Sternlicht


                                             /s/ Robert H. Buescher
                                        ------------------------------
                                                 Robert H. Buescher


                                  *  By:    /s/ Robert H. Buescher
                                          -----------------------------
                                     Name:      Robert H. Buescher
                                     Title:      Attorney-in-Fact


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